                                     EXHIBIT 10.6

                   License Agreement, dated June 13, 1996, between the William C. Norris Institute and the Company

                                  LICENSE AGREEMENT


         THIS LICENSE AGREEMENT (the "Agreement") is executed this 13th day of June, 1996, by and between International Building Concepts, Ltd., a Minnesota corporation ("Licensor"), and Innovative Homes, Inc., a Minnesota corporation ("Licensee").

                                       RECITALS

         A. WHEREAS, Licensor and The William C. Norris Institute, a Minnesota nonprofit corporation, ("WCNI") entered into an arrangement which resulted in the formation of Licensee; and

         B. WHEREAS, as part of the agreement between Licensor and WCNI, licensor agreed to provide Licensee with both an exclusive and a non-exclusive license for the right to manufacture, market and sell Housing
[as that term is defined in the Shareholder Control Agreement of even date herewith by and between Licensor and WCNI (the "Shareholder Control Agreement")] ; and

         C. WHEREAS, the licensing rights contained in the Shareholder Control Agreement and this Agreement relate to that certain invention disclosed and claimed in the Application for United States Letters Patent filed on February 7, 1996 under Application Number 60/011,265 and entitled A Monolithic Shelter (the "Licensed Product").

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. In consideration of the respective rights and responsibilities of Licensor and WCNI as provided for in the Shareholder Control Agreement, Licensor agrees to grant Licensee a perpetual, exclusive and non-exclusive, royalty-free license to manufacture, use, sell and otherwise exploit the Licensed Product and technology described in the Application for United States Letters Patent Number 60/011,265 and, as further expanded by Section
1.10 of the Shareholder Control Agreement, for its remaining term, including any extension or renewal thereof (the "License'), subject to the following limitations:

         (a) EXCLUSIVE TERRITORY. The exclusive territory of this License shall be limited to the following areas:

              1.  The Province of Manitoba, Canada;

              2. All Indian tribes in the United States and Canada and the territory in which the respective tribes or members of the respective tribes reside; and

              3. All areas south of the Canadian border from Pembina, North Dakota, to Omaha, Nebraska, and extending 50 miles east and 50 miles west of Interstate Highway I-29.

         Licensor agrees that it will not sell or assist others in selling in the exclusive territory granted under this License to Licensee.

         (b) NON-EXCLUSIVE TERRITORY. Licensor grants Licensee a non-exclusive license to manufacture, use, sell and otherwise exploit the Licensed Product. The License shall not apply to and shall have no force or effect in any territory for which Licensor grants another person or entity an exclusive license to manufacture, use, sell and otherwise exploit the Licensed Product. Licensor shall keep Licensee apprised at all times of any and all other such licenses; provided, however, that prior to granting another person or entity an exclusive license to manufacture, use, sell or otherwise exploit the Licensed Product, Licensor shall give Licensee a right of first refusal to provide the Licensed Product in the territory to be granted to another person or entity under the same terms and conditions under which Licensor would grant an exclusive license to that third party.

          2. THE SHAREHOLDER CONTROL AGREEMENT. The terms and provisions of the Shareholder Control Agreement shall be read to be consistent, explanatory or complementary to the terms hereof

          3. INDEMNIFICATION. If Licensee promptly notifies Licensor in writing of a third-party claim against Licensee that a Licensed Product infringes a presently existing United States Patent, a copyright or a trade secret, Licensor will defend such claims at its expense and will pay any costs or damages that may be finally awarded against Licensee. Licensee agrees to cooperate with Licensor in the defense of such claims, provided Licensor pays Licensee's reasonable costs and expenses, as they are incurred, including attorneys' fees. Licensor will not indemnify Licensee, however, if the claim of infringement is solely caused by

           (a)  Licensee's misuse or modification of the Licensed Product.

           (b) Licensee's failure to use corrections or enhancements made available by Licensor.

           (c) Licensee's use of the Licensed Product in combination with any product or information not owned or developed by Licensor and such other products give rise to the claim.

           (d) Information, direction, specification or materials provided by Licensee or any third party.

If the Licensed Product is, or in Licensor's reasonable opinion is likely to be, held to constitute an infringing product, Licensor shall at its expense and option either

           (a) procure the right for Licensee to continue using it at no additional costs to Licensee;

           (b)  replace it with non-infringing equivalent;

           (c) modify it to make it non-infringing while retaining functional equivalence; or

           (d) direct Licensee, with respect to the infringing portion of the Licensed Product, to cease exercise of the license grants provided under this Agreement, in which case the parties agree to enter into good fifth negotiations with respect to redefining this Agreement with respect to any non-infringing portion of the Licensed Product.

The foregoing remedies constitute Licensee's sole and exclusive remedies and Licensor's entire liability with respect to infringement.

           4. WARRANTY. Licensor warrants that the Licensed Product will conform to the specifications and other documents set forth in the following schedules:

           Schedule 1 -  Specifications for Housing
                         A - Model 864
                         B - Model 1008
                         C - Model 1152

           Schedule 2 -  Product Guarantee

           Schedule 3 -  Code Compliance Letter

           Schedule 4 -  National Evaluation Service Reports

           Schedule 5 -  Structural Diagram.
                         A - Exterior Sketch
                         B - Structural Diagrams and Notes
                         C - Interior, Roof and Foundation Plans
                         D - Plans for Model 864
                         E - Plans for Model 1008
                         F - Plans for Model 1152
                         G - Electrical, Water and Insulation Plans

           Schedule 6 -  Patent Applications
                         A - Application Receipt

                         B - Provisional Application
                         C - Application Drawings

 Licensor further warrants that Licensee is entitled through this License Agreement to future improvements in the patent application, plans and specifications for the Housing and other trade secrets related thereto. All future improvements and trade secrets are the property of Licensor.




         This warranty is exclusive and is in lieu of all other warranties, express, implied, statutory or otherwise with respect to the Licensed Product, (but excluding other warranties in this Agreement regarding the licensed intellectual property), and all implied warranties, including the warranties of merchantability or fitness for a particular purpose, are expressly disclaimed.

         5. LIMITATION OF LIABILITY. In no event shall either party be liable to the other party for any incidental, consequential, indirect, punitive or economic damages (including, but not limited to, lost profits), regardless of whether such liability is based on breach of contract, tort, strict liability, breach of warranties, or failure of essential purpose, and even if a party is: advised of the possibility of such damages. The parties expressly agree that these limitations of damages have been specifically agreed to between the parties and shall survive the determination of any court of competent jurisdiction that any remedy provided herein fails of its essential purpose.

         6. ARBITRATION. The parties agree that any controversy or claim arising out of or relating to this Agreement or the breach hereof shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration shall take place in Minneapolis, Minnesota. Judgment on the award may be entered in any court in the state of Minnesota or in any other state having jurisdiction over the party against which the award was made and Licensor and Licensee hereby consent to the jurisdiction of the federal and state courts in the state of Minnesota. The award of any arbitration shall be final, conclusive and binding on the parties hereto. The prevailing party in any such arbitration shall be entitled to its costs of arbitration and reasonable attorneys fees incurred therein.

         7. CONTRACT PROVISION. The parties agree that it is their intention to create this Agreement as a contract protected under Section 365(n) of the United States Bankruptcy Code, and laws supplementary and amendatory thereof.

         8. FURTHER ASSURANCES. The parties each agree to complete, execute and deliver any additional instruments and to take any further action reasonably required or appropriate to consummate the transactions contemplated in this Agreement.

          9. INVALIDITY. If for any reason any term or provision of this Agreement shall be declared void and unenforceable by any court of law or equity, or shall not be able to be performed by reason of any state or federal regulation, law or ordinance, it shall only affect such particular term or provision of this Agreement, and the balance of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

          10. NOTICES. The parties hereto shall keep each other apprised of their addresses until all of the obligations arising under this Agreement have been discharged. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mail, by registered mail, first class, postage paid, return receipt requested, or any other delivery service with proof of delivery.

          11. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but shall not be assignable by operation of law or otherwise by either party hereto without the prior written consent of the other party.

          12. COMPLETE AGREEMENT. This Agreement is a complete and exclusive statement of the Agreement between the parties and supersedes and merges all other prior understandings and agreements, oral or written, relating to the subject matter of this Agreement, except for that certain Shareholder Control Agreement of even date herewith.

          13. NON-DISCLOSURE. Licensee shall not disclose to others the terms and conditions of this Agreement except a required by law or governmental regulations, or as may be authorized in writing by Licensor.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       INTERNATIONAL BUILDING CONCEPTS,
                                       LTD.


                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------


                                       INNOVATIVE HOMES, INC.


                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------

                                   SCHEDULE 1A


                           SPECIFICATIONS FOR HOUSING
                                    MODEL 864

Assembly R and U-Value Forms 1008 sq ft STD PLAN TO MINNESOTA ENERGY CODE


-------------------------------------------------------------------------------
Assembly
             INSULATED WALL ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                  24.76
-------------------------------------------------------------------------------
Assembly U-Value                                                     .04
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
                   WALL FRAMING AREA
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
DRYWALL                                             1/2"          0.45
-------------------------------------------------------------------------------
WOOD FRAMING                                      2 1/2"          3.12
-------------------------------------------------------------------------------
SIDING.                                             -             0.61
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient                                         0.68
-------------------------------------------------------------------------------
Exterior Film Coefficient                                          .17
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                 4.88
-------------------------------------------------------------------------------
Assembly U-Value                                                  0.204
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
        INSULATED ROOF ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                 45.81
-------------------------------------------------------------------------------
Assembly U-Value                                                   .021
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  Assembly
      ROOF FRAMING ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
SHINGLES                                             -               .44
-------------------------------------------------------------------------------
ROOF SKIN                                            1/2"            .62
-------------------------------------------------------------------------------
RAFTERS                                           11 1/2"          14.37
-------------------------------------------------------------------------------
SHEET ROCK                                           1/2"            .45
-------------------------------------------------------------------------------
Interior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Exterior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                  17.10
-------------------------------------------------------------------------------
Assembly U-Value                                                     .058
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------

I HEREBY CERTIFY THAT THIS PLAN, SPECIFICATION OR REPORT WAS PREPARED BY ME OR UNDER MY DIRECT SUPERVISION, AND THAT I AM A DULY REGISTERED PROFESSIONAL ENGINEER UNDER THE LAWS OF THE STATE OF MINNESOTA.

X /s/  SEAN K. HALLET
---------------------
DATED   3/5/96           REG. NO. 19164
      ---------------

Assembly R and U-Value Forms 864 sq ft STD PLAN TO MINNESOTA ENERGY CODE

-------------------------------------------------------------------------------
Assembly
             INSULATED WALL ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                  24.76
-------------------------------------------------------------------------------
Assembly U-Value                                                     .04
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
                   WALL FRAMING AREA
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
DRYWALL                                             1/2"          0.45
-------------------------------------------------------------------------------
WOOD FRAMING                                      2 1/2"          3.12
-------------------------------------------------------------------------------
SIDING.                                             -             0.61
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient                                         0.68
-------------------------------------------------------------------------------
Exterior Film Coefficient                                          .17
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                 4.88
-------------------------------------------------------------------------------
Assembly U-Value                                                  0.204
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
        INSULATED ROOF ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                45.81
-------------------------------------------------------------------------------
Assembly U-Value                                                   .021
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  Assembly
      ROOF FRAMING ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
SHINGLES                                             -               .44
-------------------------------------------------------------------------------
ROOF SKIN                                            1/2"            .62
-------------------------------------------------------------------------------
RAFTERS                                           11 1/2"          14.37
-------------------------------------------------------------------------------
SHEET ROCK                                           1/2"            .45
-------------------------------------------------------------------------------
Interior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Exterior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                  17.10
-------------------------------------------------------------------------------
Assembly U-Value                                                     .058
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------

I HEREBY CERTIFY THAT THIS PLAN, SPECIFICATION OR REPORT WAS PREPARED BY ME OR UNDER MY DIRECT SUPERVISION, AND THAT I AM A DULY REGISTERED PROFESSIONAL ENGINEER UNDER THE LAWS OF THE STATE OF MINNESOTA.

X /s/ SEAN K. HALLET
-------------------------
DATED    3/5/96           REG. NO. 19164
     --------------------

EXTERIOR ENVELOPE THERMAL TRANSMITTANCE WORKSHEET

--------------------------------------------------------------------------------------------
SITE ADDRESS                                                         CITY

--------------------------------------------------------------------------------------------
NAME OF PERSON COMPLETING FORM                                       DATE
                        ROBERT H. LESLIE                                  MARCH 5TH 1996
--------------------------------------------------------------------------------------------
CEILING/ROOF
--------------------------------------------------------------------------------------------
Assembly                                        Area (Sq Ft)       U-Value    U-Value x Area
--------------------------------------------------------------------------------------------
Insulated Area                                      916             .021            19.23
--------------------------------------------------------------------------------------------
Framing Area                                         28             .058             1.62
--------------------------------------------------------------------------------------------
Skylights

--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Totals                                          A   944                          B  20.85
--------------------------------------------------------------------------------------------
Average U-Value:  B  20.85  DIVIDED BY  A  944.                   C  .0220
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               D  .0250
--------------------------------------------------------------------------------------------

EXPOSED WALL
--------------------------------------------------------------------------------------------
Insulated Area                                     1098              .04            43.92
--------------------------------------------------------------------------------------------
Framing Area                                         12              .204            2.448
--------------------------------------------------------------------------------------------
Windows                                             120              .52            62.4
--------------------------------------------------------------------------------------------
Doors                                                40              .065            2.6
--------------------------------------------------------------------------------------------
Rim Joist
--------------------------------------------------------------------------------------------
Fireplace Wall
--------------------------------------------------------------------------------------------
Foundation Wall (above grade)
--------------------------------------------------------------------------------------------
Foundation Windows
--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Totals                                          E  1270                          F 111.368
--------------------------------------------------------------------------------------------
Average U-Value:  F 111.368  DIVIDED BY  E 1270                   G  .087
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               H  .110
--------------------------------------------------------------------------------------------

TOTAL ENVELOPE METHOD
--------------------------------------------------------------------------------------------
If C is greater than D, or G is greater than H, complete the following to determine the design necessary to meet the envelope criteria of the Energy Code.
--------------------------------------------------------------------------------------------
As Designed Total:                              B                  + F              I
--------------------------------------------------------------------------------------------
Ceiling Budget:                                 D                  x A              J
--------------------------------------------------------------------------------------------
Wall Budget:                                    H                  x E              K
--------------------------------------------------------------------------------------------
Total Envelope Budget:                          J                  + K              L
--------------------------------------------------------------------------------------------
As Designed - Budget:                           I                  - L              M
--------------------------------------------------------------------------------------------
If M is greater than zero, adjust R-Values or areas and recalculate so that I is less than or equal to L.
--------------------------------------------------------------------------------------------

grade and the area of the floor, then calculate the heat loss.

BELOW GRADE WALL HEAT LOSS:
         960          x          4
    -----------              -----------
    (wall area)              (heat loss)

=         3840      Btu/hr
    ----------------
    (enter on Line C)

BELOW GRADE FLOOR HEAT LOSS:

         864          x           4
     -----------              -----------
     (floor area)             (heat loss)

=         3840        Btu/hr
    -----------------
    (enter on Line C)

     Place the results on the appropriate location on the heat loss worksheet. INFILTRATION HEAT LOSS
     This heat loss factor is important, but unfortunately, is the most difficult to estimate accurately. The method shown here uses an estimate of air changes per hour for the above grade portion of the building at design conditions. Some commonly accepted numbers are 0.75 air-changes per hour for new houses, and 1.5 air-changes per hour for old houses.
     These numbers could be smaller or larger if the building is exceptionally tight or unusually loose.
     Calculate the above grade volume of the building in cubic feet. If a floor is partially below ground, measure its height from the grade line to the floor of the next level. Multiply interior length by width by height to find the volume. Then apply the following equation:
INFILTRATION HEAT LOSS:
0.018 x      .75          x    8640
          ------------      ---------
          (air-changes      (volume)
            per hour)
=         116.94        Btu/hr
     ----------------
     (enter on Line Q)

     Put the result on the heat loss worksheet.
DESIGN TEMPERATURE DIFFERENCE
     Check with your local code official (or call the Energy Information Center) about the correct design temperature to use in your area. This will vary from -16DEG. F to -29DEG. F, depending on your location in the state. Note that this is not as cold as it ever gets in the location, but it does not usually get colder than this for long enough to be a problem. Put the design temperature number on the blank below and calculate the design temperature difference (T.D.). Note that since the design temperature in Minnesota is less than 0DEG. F the design temperature will always be greater than 72.

DESIGN T.D.:

72 -         -16        =     88    DEG. F
          -----------      -------
          (design
            temperature)

     Put the design temperature difference number in 3 places on the heat loss worksheet.

HEAT LOSS WORKSHEET

HEAT LOSS RATE CALCULATION:

Total UxA for roof/ceiling                       B    20.85 Btu/hr/DEG. F
                                                      -----
Total UxA for exposed wall                       F    111.368
                                                      -------
Below grade wall heat loss      O 3840    DIVIDED BY    -88   =   43.636
                                  ----                ---------  -------
                                                  (Design T.D.)
Below grade floor heat loss     P 3456    DIVIDED BY    -88   =   39.27
                                  ----                ---------  -------
                                                  (Design T.D.)
Infiltration heat loss                                        Q  116.64
                                                                 ------
Heat Loss Rate (total of above)                    331.764Btu/hr/DEG. F
                                                   -------

DESIGN HEAT LOSS:

       331.764         x           88
-----------------           --------------
(Heat Loss Rate)               (Design T.D.)
=      29,195 .23   Btu/hr
   --------------

ANNUAL HEATING COST
     A very crude estimate of heating cost may be obtained with the following equations. Actually, it is safest to use these estimates only for estimating the possible savings due to modifying a given design or house.
     You will need a multiplier value (MV) degree day adjustment, the annual fuel efficiency (AFUE) of the heating system, the heating degree days for the location, and the cost per unit of the heating fuel ($/Btu).
     The heating degree day adjustment multiplier value should be chosen using the following guidelines:

THERMAL CHARACTERISTICS                                      MULTIPLIER
                                                             VALUE (MV)

ABOVE AVERAGE                                                  16.5
(very well insulated, tighter
than average, and above
average solar gain)
AVERAGE                                                        18.4
BELOW AVERAGE                                                  20.4
(poorly insulated, more than
average leakage, and below average solar gain)

QUANTITY OF FUEL PURCHASED:

     16.5             x    8000
     -----               --------
     (MV)     (heating degree days)

x    331.764      DIVIDED BY    88%
----------------            --------
(heat loss rate)              (AFUE)

= 49,764,600 Btu/year
  ----------

ANNUAL COST:

49,764,600      DIVIDED BY   .42695
------------                 -------
(Btu/year,                   ($/Btu)
from above) per 100,000  Btu

=  212.47 $/year
  -------

                                   SCHEDULE 1B

                           SPECIFICATIONS FOR HOUSING
                                   MODEL 1008

EXTERIOR ENVELOPE THERMAL TRANSMITTANCE WORKSHEET

--------------------------------------------------------------------------------------------
SITE ADDRESS                                                         CITY

--------------------------------------------------------------------------------------------
NAME OF PERSON COMPLETING FORM                                       DATE
                        ROBERT H. LESLIE                                  MARCH 5TH 1996
--------------------------------------------------------------------------------------------
CEILING/ROOF
--------------------------------------------------------------------------------------------
Assembly                                        Area (Sq Ft)       U-Value    U-Value x Area
--------------------------------------------------------------------------------------------
Insulated Area                                     1065             .021           22.365
--------------------------------------------------------------------------------------------
Framing Area                                         31             .058            1.798
--------------------------------------------------------------------------------------------
Skylights

--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Totals                                          A  1096                          B  24.163
--------------------------------------------------------------------------------------------
Average U-Value:  B  24.163 DIVIDED BY  A  1096                   C  .0220
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               D  .0250
--------------------------------------------------------------------------------------------

EXPOSED WALL
--------------------------------------------------------------------------------------------
Insulated Area                                     1207              .04            48.28
--------------------------------------------------------------------------------------------
Framing Area                                         14              .204            2.856
--------------------------------------------------------------------------------------------
Windows                                             114              .52            59.28
--------------------------------------------------------------------------------------------
Doors                                                40              .065            2.6
--------------------------------------------------------------------------------------------
Rim Joist
--------------------------------------------------------------------------------------------
Fireplace Wall
--------------------------------------------------------------------------------------------
Foundation Wall (above grade)
--------------------------------------------------------------------------------------------
Foundation Windows
--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Totals                                          E  1375                          F 113.016
--------------------------------------------------------------------------------------------
Average U-Value:  F          DIVIDED BY  E                        G  .0821
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               H  .110
--------------------------------------------------------------------------------------------

TOTAL ENVELOPE METHOD
--------------------------------------------------------------------------------------------
If C is greater than D, or G is greater than H, complete the following to determine the design necessary to meet the envelope criteria of the Energy Code.
--------------------------------------------------------------------------------------------
As Designed Total:                              B                  + F              I
--------------------------------------------------------------------------------------------
Ceiling Budget:                                 D                  x A              J
--------------------------------------------------------------------------------------------
Wall Budget:                                    H                  x E              K
--------------------------------------------------------------------------------------------
Total Envelope Budget:                          J                  + K              L
--------------------------------------------------------------------------------------------
As Designed - Budget:                           I                  - L              M
--------------------------------------------------------------------------------------------
If M is greater than zero, adjust R-Values or areas and recalculate so that I is less than or equal to L.
--------------------------------------------------------------------------------------------

grade and the area of the floor, then calculate the heat loss.

BELOW GRADE WALL HEAT LOSS:
        1056          x          4
    -----------              -----------
    (wall area)              (heat loss)

=         4224      Btu/hr
    ----------------
    (enter on Line C)

BELOW GRADE FLOOR HEAT LOSS:

        1008          x           4
     -----------              -----------
     (floor area)             (heat loss)

=         4032        Btu/hr
    -----------------
    (enter on Line C)

     Place the results on the appropriate location on the heat loss worksheet. INFILTRATION HEAT LOSS
     This heat loss factor is important, but unfortunately, is the most difficult to estimate accurately. The method shown here uses an estimate of air changes per hour for the above grade portion of the building at design conditions. Some commonly accepted numbers are 0.75 air-changes per hour for new houses, and 1.5 air-changes per hour for old houses.
     These numbers could be smaller or larger if the building is exceptionally tight or unusually loose.
     Calculate the above grade volume of the building in cubic feet. If a floor is partially below ground, measure its height from the grade line to the floor of the next level. Multiply interior length by width by height to find the volume. Then apply the following equation:
INFILTRATION HEAT LOSS:
0.018 x      .75          x    10080
          ------------      ---------
          (air-changes      (volume)
            per hour)
=         136.08        Btu/hr
     ----------------
     (enter on Line Q)

     Put the result on the heat loss worksheet.
DESIGN TEMPERATURE DIFFERENCE
     Check with your local code official (or call the Energy Information Center) about the correct design temperature to use in your area. This will vary from -16DEG. F to -29DEG. F, depending on your location in the state. Note that this is not as cold as it ever gets in the location, but it does not usually get colder than this for long enough to be a problem. Put the design temperature number on the blank below and calculate the design temperature difference (T.D.). Note that since the design temperature in Minnesota is less than 0DEG. F the design temperature will always be greater than 72.

DESIGN T.D.:

72 -         -16        =     88    DEG. F
          -----------      -------
          (design
            temperature)

     Put the design temperature difference number in 3 places on the heat loss worksheet.

HEAT LOSS WORKSHEET

HEAT LOSS RATE CALCULATION:

Total UxA for roof/ceiling                       B   20.163 Btu/hr/DEG. F
                                                     ------
Total UxA for exposed wall                       F    113.016
                                                      -------
Below grade wall heat loss      O 4224    DIVIDED BY    88    =   48.00
                                  ----    ---------------------   ------
                                                  (Design T.D.)
Below grade floor heat loss     P 4032    DIVIDED BY    88   =   45.818
                                  ----   ---------------------   ------
                                                  (Design T.D.)
Infiltration heat loss                                        Q 136.08
                                                                ------
Heat Loss Rate (total of above)                    367.077Btu/hr/DEG. F
                                                   -------

DESIGN HEAT LOSS:

       367.077         x           88
-----------------           --------------
(Heat Loss Rate)               (Design T.D.)
=     32302.776   Btu/hr
   --------------

ANNUAL HEATING COST
     A very crude estimate of heating cost may be obtained with the following equations. Actually, it is safest to use these estimates only for estimating the possible savings due to modifying a given design or house.
     You will need a multiplier value (MV) degree day adjustment, the annual fuel efficiency (AFUE) of the heating system, the heating degree days for the location, and the cost per unit of the heating fuel ($/Btu).
     The heating degree day adjustment multiplier value should be chosen using the following guidelines:

THERMAL CHARACTERISTICS                                      MULTIPLIER
                                                             VALUE (MV)

ABOVE AVERAGE                                                  16.5
(very well insulated, tighter
than average, and above
average solar gain)
AVERAGE                                                        18.4
BELOW AVERAGE                                                  20.4
(poorly insulated, more than
average leakage, and below average solar gain)

QUANTITY OF FUEL PURCHASED:

     16.5             x    8000
     ------               ------
     (MV)     (heating degree days)

x   367.077      DIVIDED BY    88%
----------------            --------
(heat loss rate)              (AFUE)

= 55,061,550 Btu/year
  ----------

ANNUAL COST:

55,061,550      DIVIDED BY   .42695
------------                 -------
(Btu/year,                   ($/Btu)
from above) per 100,000  Btu

=  235.09 $/year
  -------

                                   SCHEDULE 1C

                           SPECIFICATIONS FOR HOUSING
                                   MODEL 1152

Assembly R and U-Value Forms 1152 sq ft STD PLAN TO MINNESOTA ENERGY CODE


-------------------------------------------------------------------------------
Assembly
             INSULATED WALL ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                  24.76
-------------------------------------------------------------------------------
Assembly U-Value                                                     .04
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
                   WALL FRAMING AREA
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
DRYWALL                                             1/2"          0.45
-------------------------------------------------------------------------------
WOOD FRAMING                                      2 1/2"          3.12
-------------------------------------------------------------------------------
SIDING.                                             -             0.61
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient                                         0.68
-------------------------------------------------------------------------------
Exterior Film Coefficient                                          .17
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                 4.88
-------------------------------------------------------------------------------
Assembly U-Value                                                  0.204
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly
        INSULATED ROOF ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FROM UNIHOME
-------------------------------------------------------------------------------
DRAWING-INSULATION
-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                45.81
-------------------------------------------------------------------------------
Assembly U-Value                                                   .021
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  Assembly
      ROOF FRAMING ASSEMBLY
-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value
-------------------------------------------------------------------------------
SHINGLES                                             -               .44
-------------------------------------------------------------------------------
ROOF SKIN                                            1/2"            .62
-------------------------------------------------------------------------------
RAFTERS                                           11 1/2"          14.37
-------------------------------------------------------------------------------
SHEET ROCK                                           1/2"            .45
-------------------------------------------------------------------------------
Interior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Exterior Film Coefficient                                            .61
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance                                   17.10
-------------------------------------------------------------------------------
Assembly U-Value                                                      .058
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Assembly

-------------------------------------------------------------------------------
Material (Describe)                              Thickness       R-Value

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interior Film Coefficient
-------------------------------------------------------------------------------
Exterior Film Coefficient
-------------------------------------------------------------------------------
Total Assembly Thermal Resistance
-------------------------------------------------------------------------------
Assembly U-Value
-------------------------------------------------------------------------------

I HEREBY CERTIFY THAT THIS PLAN, SPECIFICATION OR REPORT WAS PREPARED BY ME OR UNDER MY DIRECT SUPERVISION, AND THAT I AM A DULY REGISTERED PROFESSIONAL ENGINEER UNDER THE LAWS OF THE STATE OF MINNESOTA.

X /s/  SEAN K. HALLET
---------------------
DATED   3/5/96           REG. NO. 19164
      ---------------

EXTERIOR ENVELOPE THERMAL TRANSMITTANCE WORKSHEET

--------------------------------------------------------------------------------------------
SITE ADDRESS                                                         CITY

--------------------------------------------------------------------------------------------
NAME OF PERSON COMPLETING FORM                                       DATE
                        ROBERT H. LESLIE                                  MARCH 5TH 1996
--------------------------------------------------------------------------------------------
Assembly                                        Area (Sq Ft)       U-Value    U-Value x Area
--------------------------------------------------------------------------------------------
CEILING/ROOF
--------------------------------------------------------------------------------------------
Insulated Area                                     1213             .021           25.473
--------------------------------------------------------------------------------------------
Framing Area                                         35             .058            2.03
--------------------------------------------------------------------------------------------
Skylights

--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Totals                                          A  1248                          B  27.503
--------------------------------------------------------------------------------------------
Average U-Value:  B  27.503 DIVIDED BY A  1248                    C  .0220
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               D  .0250
--------------------------------------------------------------------------------------------

EXPOSED WALL
--------------------------------------------------------------------------------------------
Insulated Area                                     1318              .04            52.72
--------------------------------------------------------------------------------------------
Framing Area                                         14              .204            2.856
--------------------------------------------------------------------------------------------
Windows                                             138              .52            71.76
--------------------------------------------------------------------------------------------
Doors                                                40              .065            2.6
--------------------------------------------------------------------------------------------
Rim Joist
--------------------------------------------------------------------------------------------
Fireplace Wall
--------------------------------------------------------------------------------------------
Foundation Wall (above grade)
--------------------------------------------------------------------------------------------
Foundation Windows
--------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Totals                                          E  1510                          F 129.936
--------------------------------------------------------------------------------------------
Average U-Value:  F 129.936 DIVIDED BY E   1510                   G  .0860
--------------------------------------------------------------------------------------------
Required U-Value (from Energy Code)                               H  .110
--------------------------------------------------------------------------------------------

TOTAL ENVELOPE METHOD
--------------------------------------------------------------------------------------------
If C is greater than D, or G is greater than H, complete the following to determine the design necessary to meet the envelope criteria of the Energy Code.
--------------------------------------------------------------------------------------------
As Designed Total:                              B                  + F              I
--------------------------------------------------------------------------------------------
Ceiling Budget:                                 D                  x A              J
--------------------------------------------------------------------------------------------
Wall Budget:                                    H                  x E              K
--------------------------------------------------------------------------------------------
Total Envelope Budget:                          J                  + K              L
--------------------------------------------------------------------------------------------
As Designed - Budget:                           I                  - L              M
--------------------------------------------------------------------------------------------
If M is greater than zero, adjust R-Values or areas and recalculate so that I is less than or equal to L.
--------------------------------------------------------------------------------------------

grade and the area of the floor, then calculate the heat loss.

BELOW GRADE WALL HEAT LOSS:
        1152          x          4
    -----------              -----------
    (wall area)              (heat loss)

=         4608      Btu/hr
    ----------------
    (enter on Line C)

BELOW GRADE FLOOR HEAT LOSS:

        1152          x           4
     -----------              -----------
     (floor area)             (heat loss)

=         4608        Btu/hr
    -----------------
    (enter on Line C)

     Place the results on the appropriate location on the heat loss worksheet. INFILTRATION HEAT LOSS
     This heat loss factor is important, but unfortunately, is the most difficult to estimate accurately. The method shown here uses an estimate of air changes per hour for the above grade portion of the building at design conditions. Some commonly accepted numbers are 0.75 air-changes per hour for new houses, and 1.5 air-changes per hour for old houses.
     These numbers could be smaller or larger if the building is exceptionally tight or unusually loose.
     Calculate the above grade volume of the building in cubic feet. If a floor is partially below ground, measure its height from the grade line to the floor of the next level. Multiply interior length by width by height to find the volume. Then apply the following equation:
INFILTRATION HEAT LOSS:
0.018 x      .75          x    11520
          ------------      ---------
          (air-changes      (volume)
            per hour)
=         155.52        Btu/hr
     ----------------
     (enter on Line Q)

     Put the result on the heat loss worksheet.
DESIGN TEMPERATURE DIFFERENCE
     Check with your local code official (or call the Energy Information Center) about the correct design temperature to use in your area. This will vary from -16 DEG. F to -29 DEG. F, depending on your location in the state. Note that this is not as cold as it ever gets in the location, but it does not usually get colder than this for long enough to be a problem. Put the design temperature number on the blank below and calculate the design temperature difference (T.D.). Note that since the design temperature in Minnesota is less than 0 DEG. F the design temperature will always be greater than 72.

DESIGN T.D.:

72 -         -16        =     88    DEG. F
          -----------      -------
          (design
            temperature)

     Put the design temperature difference number in 3 places on the heat loss worksheet.

HEAT LOSS WORKSHEET

HEAT LOSS RATE CALCULATION:

Total UxA for roof/ceiling                       B   27.503 Btu/hr/DEG. F
                                                     ------
Total UxA for exposed wall                       F    129.936
                                                      -------
Below grade wall heat loss      O 4608    DIVIDED BY    88    =   52.363
                                  ----                            ------
                                                  (Design T.D.)
Below grade floor heat loss     P 4608    DIVIDED BY    88    =   52.363
                                  ----                            ------
                                                  (Design T.D.)
Infiltration heat loss                                         Q  155.52
                                                                  ------

Heat Loss Rate (total of above)                    417.685Btu/hr/DEG. F
                                                   -------

DESIGN HEAT LOSS:

       417.685         x           88
-----------------           --------------
(Heat Loss Rate)               (Design T.D.)
=     36756.28    Btu/hr
   --------------

ANNUAL HEATING COST
     A very crude estimate of heating cost may be obtained with the following equations. Actually, it is safest to use these estimates only for estimating the possible savings due to modifying a given design or house.
     You will need a multiplier value (MV) degree day adjustment, the annual fuel efficiency (AFUE) of the heating system, the heating degree days for the location, and the cost per unit of the heating fuel ($/Btu).
     The heating degree day adjustment multiplier value should be chosen using the following guidelines:

THERMAL CHARACTERISTICS                                      MULTIPLIER
                                                             VALUE (MV)

ABOVE AVERAGE                                                  16.5
(very well insulated, tighter
than average, and above
average solar gain)
AVERAGE                                                        18.4
BELOW AVERAGE                                                  20.4
(poorly insulated, more than
average leakage, and below average solar gain)

QUANTITY OF FUEL PURCHASED:

     16.5             x    8000
     ------------------------------
     (MV)     (heating degree days)

x   417.685      DIVIDED BY    88%
----------------            --------
(heat loss rate)              (AFUE)

= 62,652,750 Btu/year
  ----------

ANNUAL COST:

62,652,750      DIVIDED BY   .42695
------------                 -------
(Btu/year,                   ($/Btu)
from above) per 100,000  Btu

=  267.49 $/year
  -------

                                   SCHEDULE 2


                                PRODUCT GUARANTEE

                                   UNIHOME-TM-

                                PRODUCT GUARANTEE


Home Builders International (HBI) guarantees the specifications, workmanship, and finishes of its manufactured products against production, dimension, and material defects. HBI will replace defective components if reported within 7 days of receipt of purchase. The components and documentation must be kept for inspection by an authorized HBI representative prior to replacement. HBI reserves the right to supply the replacement of the component from any manufacturing source it considers appropriate.

HBI guarantees product performance for a period of 10 (ten) years, subject to construction by an authorized HBI Dealer or representative, however, this guarantee is valid only on confirming that the UniHome-TM- has been erected to the precise specifications set forth by Home Builders International.

Service Life Warranties, legislated in some states, are recognized, as written, by HBI. All other warranties and guarantees provided by suppliers are available on application.

No other guarantee or warranty is implied or provided.


                                                -------------------------------


                                                  ROBERT H. LESLIE, PRESIDENT

                                   SCHEDULE 3

                             CODE COMPLIANCE LETTER

                           HOME BUILDERS INTERNATIONAL

February 27, 1996




To Whom it may Concern:

UniHome is a component part building system that can be site built to produce many floor plans and designs within a 12-foot modular concept. UniHome is not a factory built home.

Letters from the Minnesota Department of Administration Building, Codes and Standards Division confirm our company's opinion that our system is open construction and therefore is to be reviewed and inspected by local jurisdictions.

In a letter dated May 8, 1995, Mr. Duane De Lonais, Building Code Representative of the Building Codes and Standards Division of the Minnesota Department of Administration wrote

     "The panels as you are proposing to build would be of construction MSBC 1360.0200 sub part 16 and would not constitute a prefabricated building MSBC 1360.0200 SUBP 15. The inspection and plan review would need to be done by the local building official."

In a second letter dated October 9, 1995, Mr. Elroy Berdahl, Supervisor of the Manufactured Structures Division stated:

     "The Minnesota Building Codes and Standards Division does not approve building systems that are of open construction. The H.B.I. house is of open construction and is therefore to be reviewed and inspected by local jurisdictions."

Both letters referred to deficiencies by our corporation in terms of meeting standards in Minnesota. These deficiencies which included such things as number of GFCI circuits in the house, dimensioning of the plumbing layout and approval of a specifically Minnesota licensed Engineer, have all been overcome. Mr. Sean Haller P.E., Minnesota Registered Engineer No. 19164 was contracted to take all the necessary steps to overcome our deficiencies and was authorized to recalculate all engineering elements to confirm the opinion of engineers licensed in other states where UniHome is assembled. Additionally, Mr. Hallet has redrafted the H.B.I. plans and specifications in a manner that is familiar to Code Officials in the State of Minnesota.

Pg. 2  HOME BUILDERS INTERNATIONAL




Please feel free to contact me, Robert Leslie, President of HBI, if you have further questions regarding our system and its relationship to Minnesota Codes. My telephone number is 612-824-3762.


Sincerely,




Robert H. Leslie
President



RL:plt

                                   SCHEDULE 4

                       NATIONAL EVALUATION SERVICE REPORTS

                     Reproduced by APA with permissions of:
-------------------------------------------------------------------------------
                        NATIONAL EVALUATION SERVICE, INC.

     PARTICIPATING MEMBERS:

              SECRETARIAT                                                            SBCCI Public Safety
    BOCA Evaluation Services, Inc.          ICBO Evaluation Service, Inc.    Testing and Evaluation Services, Inc.
------------------------------------------------------------------------------------------------------------------
       4051 West Flossmoor Road                5360 Workman Mill Road            900 Montclair Road, Suite A
Country Club Hills, Illinois 60478-5795    Whittier, California 90601-2299      Birmingham, Alabama 35212-1206
            (708) 799-2305                         (310) 699-0543                       (205) 591-1853
------------------------------------------------------------------------------------------------------------------


                                                                                              REPORT NO. NER-QA397
                                                                                            REISSUED MARCH 1, 1994
 NATIONAL EVALUATION REPORT                                                              THIS REPORT IS SUBJECT TO
 COPYRIGHT -C- 1994, NATIONAL EVALUATION SERVICES, INC.                                 RE-EXAMINATION IN ONE YEAR
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

COMPLIANCE ASSURANCE FOR PLYWOOD, STRUCTURAL-USE PANELS, SPECIALTY WOOD PRODUCTS, STRUCTURAL GLUED-LAMINATED TIMBER, PREFABRICATED WOOD I-JOISTS, PLYWOOD CURVED PANELS, PLYWOOD-LUMBER BEAMS, PLYWOOD STRESSED-SKIN PANELS AND SANDWICH PANELS
AMERICAN PLYWOOD ASSOCIATION
POST OFFICE BOX 11700
TACOMA, WASHINGTON  98411

     Listing:
     AMERICAN WOOD SYSTEMS
     POST OFFICE BOX 11700
     TACOMA, WASHINGTON  98411


1.0  SUBJECT

     Compliance assurance for plywood, structural-use panels, specialty wood products, structural glued-laminated timber, prefabricated wood I-joists, plywood curved panels, plywood-lumber beams, plywood stressed-skin panels and sandwich panels.

2.0  PROPERTY FOR WHICH EVALUATION IS SOUGHT

     Compliance Assurance and/or Inspection Agency

3.0  DESCRIPTION

     Compliance Assurance and/or Inspection Services are provided to verify that manufactured products are representative of the products described in the reported test results. The services provided are subject to the limitation of Section 5.0, CONDITIONS OF USE

     Compliance Assurance and/or Inspection Services are provided for the following wood-based products:

     A.   Plywood
     B.   Structural-use Panels
     C.   Specialty Wood Products
     D.   Structural Glued-laminated Timber
     E.   Prefabricated Wood l-joists
     F.   Plywood Curved Panels
     G.   Plywood-Lumber Beams
     H.   Plywood Stressed-Skin Panels
     I.   Sandwich Panels

4.0  EVIDENCE SUBMITTED

     Quality assurance program manual, prepared by American Plywood Association, dated November, 1989. The manual includes the following:

     1.   Description of the organization, facilities and personnel.
     2.   Organiation Chart.
     3.   Trademark License Agreement
     4.   Affidavit of agency's third party independence.
     5.   Facsimiles of grade stamps
     6.   Adhesive Policy
     7.   Grading Policy
     8.   Qualification Policy
     9.   Product Standards

5.0  CONDITIONS OF USE

     The National Evaluation Service Committee finds that the American Plywood Association (APA) and American Wood Systems (AWS) meet the requirements for recognition as a Compliance Assurance and/or Inspection Agency for the products listed in Section 3.0, DESCRIPTION of this report, provided the products labeled or listed by APA or AWS are specifically evaluated in a current NES or NES Participating Member's evaluation report.

--------------------------------------------------------------------------------
THIS REPORT IS LIMITED TO THE SPECIFIC PRODUCT AND DATA AND TEST REPORTS SUBMITTED BY THE APPLICANT IN ITS APPLICATION REQUESTING THIS REPORT. NO INDEPENDENT TESTS WERE PERFORMED BY THE NATIONAL EVALUATION SERVICE, INC. (NES), AND NES SPECIFICALLY DOES NOT MAKE ANY WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY FINDING OR OTHER MATTER IN T HIS REPORT OR AS TO ANY PRODUCT COVERED BY THIS REPORT. THIS DISCLAIMER INCLUDES, BUT IS NOT LIMITED TO, MERCHANTABILITY. THIS REPORT IS ALSO SUBJECT TO THE LIMITATION LISTED HEREIN.
--------------------------------------------------------------------------------

                     Reproduced by APA with permissions of:
--------------------------------------------------------------------------------
                        NATIONAL EVALUATION SERVICE, INC.

    PARTICIPATING
      MEMBERS:

              SECRETARIAT                                                             SBCCI Public Safety
    BOCA Evaluation Services, Inc.          ICBO Evaluation Service, Inc.    Testing and Evaluation Services, Inc.
------------------------------------------------------------------------------------------------------------------
       4051 West Flossmoor Road                5360 Workman Mill Road             900 Montclair Road, Suite A
Country Club Hills, Illinois 60478-5795   Whittier, California  90601-2299      Birmingham, Alabama  35213-1206
            (708) 799-2305                         (310) 699-0543                       (205) 591-1853
------------------------------------------------------------------------------------------------------------------
                                                                                             REPORT NO. NER-QA397
                                                                                           REISSUED MARCH 1, 1994
NATIONAL EVALUATION REPORT                                                              THIS REPORT IS SUBJECT TO
COPYRIGHT -C- 1994, NATIONAL EVALUATION SERVICES, INC.                                 RE-EXAMINATION IN ONE YEAR
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


STANDARDS FOR STRUCTURAL-USE PANELS

APA - THE ENGINEERED WOOD ASSOCIATION
POST OFFICE BOX 11700
TACOMA, WA 98411-0700

1.0  SUBJECT

     Standards for Structural-Use Panels.

2.0  PROPERTY FOR WHICH EVALUATION IS SOUGHT

     Product Performance and Installation Requirements For:

     2.1  Wall Sheathing
     2.2  Floor Sheathing
     2.3  Roof Sheathing
     2.4  Siding

3.0  DESCRIPTION

     3.1  PRODUCT PERFORMANCE STANDARDS

     3.1.1     General

     APA - The Engineered Wood Association is an agency that promulgates the following standards as published in the "Performance Standards and Policies for Structural-Use Panels," PRP-108 (February 1994);

     -    Sturd-l-Floor Standard
     -    Sheathing Standard
     -    Siding Standard

     The U.S. Department of Commerce promulgates Voluntary Product Standard PS 2-92 "Performance Standard for Wood-Based Structural-Use Panels."

     Panels evaluated under this report comply with either APA PRP-108 or DOC PS 2-92 requirements, or both. Although the structural performance requirements of DOC PS 2-92 and APA PRP-108 are the same, the panel identification stamp shall include the standard(s) to which the panel was tested.

     3.1.2     APA Rated Sturd-l-Floor

     APA Rated Sturd-l-Floor standard covers thicknesses from 19/32 through 1 1/8 inches. Face ply (if veneer) and the ply adjacent to the face (if veneer) shall meet the applicable requirements of DOC PS 1-83 for underlayment grade. Veneer faces are touch sanded and the backs are unsanded, touch sanded, or textured.

     3.1.3     APA Rated Sheathing

     APA Rated Sheathing standard identifies subfloor-span ratings of 16, 20, 24, 32 and 48 inches and roof-span ratings of 16, 20, 24, 32, 40, 48, 54 and 60 inches, or wall-span ratings of 16 or 24 inches. The span rating is determined on the basis of hte results of performance tests noted in Sectoin 3.1.5 APA Rated Sheathing/Ceiling Deck has one face textured. APA Rated wall Bracing has a wall span rating of 16 or 24 inches.

     3.1.4     APA Rated Siding

     ARA Rated Siding standr identifies span ratinsg (maximum stud spacings) of 16 and 24 inches. Panels are composed entirely of veneer, of combination of veneer and reconstituted wood or entirely of reconstituted wood, except that hardboard siding is not included. The span rating is determined on the basis of results of performance tests as noted in Section 3.1.5.

     3.1.5     Performance Requirements

     3.1.5.1 Structural Performance: Structural-use panels meet performance requirements established by the APA for concentrateed, impact, and uniform loads for the end-use span on the grade mark. Panels are tested dry, wetted and redried and, for certain loading conditions, tested wet. Load test requirements are given in APA PRP-108. Roof spans and live loads shall not exceed those given in Table 3 and dead loads shall not exceed 10 psf. The live load for floor panels shall not exceed 100 psf with a dead load not to exceed 10 psf, except the Sturd-l-Floor panel, with a span ratings of 48 inches on center, is limited to a total floor load of 65 psf.

     3.1.5.2 Panel Durability. The performance standard requires evaluation of the resin bonding system. Exterior-type plywood, in U.S. Department of Commerce Voluntary Product Standard PS 1-83, is designed to be permanently exposed in outdoor applications. Siding panels are identified as Exterior. Other panels are identified as Exposure 1 or 2 and are not intended for permanent exposure to weather. Exposure 1 or 2 panels are designed to be used for roof sheating, subflooring, combination subfloor-underlayment, or wall sheating and shall be covered with an approved roof covering or exterior wall covering. Panels identified as Exposure 1 are designed to be used for roof sheathing where exposed on the underside, such as on eaves.

     3.1.6     Composition

     3.1.6.1 Veneer: Veneer used in structural-use panels meets the veneer requirements of DOC PS 1-83. Veneer not meeting the requirements of DOC PS 1-83 is permitted to be used, provided the panels meet the performance requirements for the panel grade. Veneer is used throughout the all-veneer panels and for face and back plies or inner layers in composite panels.

     3.1.6.2 Reconstituted Wood: Panels composed entirely of reconstituted wood are waferboard, oriented strand board or other wood-based panels. The panels are manufactured to meet the performance requirements given in APA PRP-108.

     3.1.7     Panels

     3.1.7.1 Size: panels are generally produced in nominal sizes of 4 feet by 8 feet. Length and width tolerances are +0, -1/8 inch.

     3.1.7.2 Tongue and Groove Joints: When panels have tongue-and-groove joints, the joints are on the 8-foot sides, 4-foot ends, or both.

     3.1.7.3 Shiplap Edges: When siding panels have shiplap edges, the edges occur on the 8, 9 or 10 foot sides. The joint is typically cut approxmately one-half way through the thickeness and when installed (after expansion occurs), provides a 3/8-inch lap.

4.0  INSTALLATION

     4.1  GENERAL

     The Structural-Use Panels shall be installed in accordance with this report and the applicable code.

     All panels used for floors and roofs shall be installed over two or more spans, with the long dimension perpendicular to supports spaced in accordance with the span rating. Where the strong panel direction is not parallel to the long dimension, or where the span rating applies to either direction, panels shall be so identified and shall be installed accordingly. A 1/2-inch gap shall be provided between the panel and concrete or masonry walls. Cutouts for plumbing and electrical shall be oversized. Firestopping is required in accordance with the applicable code.

     Framing members shall align with the panel surface. Square-edged panels used for floors shall be covered with one of the following:

     -    Minimum 1/4-inch-thicke underlayment; or
     -    Minimum 1  1/2 inches of cellular or lightweight concrete; or
     -    Three-fourth-inch wood strip finish flooring; or
     -    The edges shall be supported with blocking.

     Fasteners shall be located a minimum of 3/8 inch from panel edges. Supported panel joints shall occur approximately along the centerline of framing with a minimum bearing of 1/2 inch.

     4.2  STURD-I-FLOOR

     panel-end joints shall be staggered. Ring- or screw-shank nails are used to attach Sturd-I-Floor panels to supports -- 6d for thicknesses through 3/4 inch and 8d for greater thicknesses. nails are spaced a maximum of 6 inches on center along panel edges and 12 inches on center along intermediate supports except that for 48-inch spans the maximum spacing shall be 6 inches along intermediate supports. Sturd-I-Floor panels having nonveneer faces and intended for use under nontextile resilient flooring shall be covered with 1/4-inch minimum thickness underlayment.

     If panels are field glued with an adhesive meeting APA Specification AFG-01 applied to joists and tongue-and-groove edges, nails shall be spaced a maximum of 12 inches along all bearings for panels 3/4 inch or less, and 6 inches for thicker panels. Framing shall be free of surface moisture, dirt, cement, and other foreign materials prior to application of the adhesive.

     Adhesives shall be applied in accordance with the adhesive manufacture's instructions. The application rate shall be 1/4-inch diameter bead applied to each joist or blocking member, except two 1/4-inch diameter beads shall be applied where panels abut on a joist. Tongue-and-groove joints shall also be glued. Installation of the panels shall be within the time limite designated by the adhesive manufacturer. Where diaphragm action is required, the nail size and spacing shall be as set forth in Table 1.

     If panels are square edged and resilient floor covering is to be applied directly, panel edges shall be supported by 2-inchlumber blockign. Wehre panels are covered with a 1/4-inch minimum thickness underlayment or have tongue-and-groove edges, blocking is not required except if required by Table 1.

     4.3  SHEATHING

     4.3.1     Wall Sheathing and Floor Panels

     Panels used for wall sheathing are permitted to be installed with the long panel dimension either perpendicular or parallel to studs. Panels rated for wall spans shall be installed over the studs spaced no farther apart than the span rating. When panels rated for roof spans are used for wall sheathing, the maximum stud spacing is 16 inches for panels with ratings of 16 aqnd 20 inches, and 24 inches for 24 inches and greater span rating. Panels used for wall sheathging are alternatives to the plywood sheathing specified in thecode for wall bracing. The panels are considered water-rellent panel sheathing as defined in the Standard Building Code and Uniform Building Code. The panels shall be covered by an exterior wall covering complying with the appropriate code, as noted in Section 3.1.5.2 Wall and floor panels 1/2 inche and less in thickness are fastened withy 6d common nails; 8d nails are used for thickeer panels. Nails are spaced 6 inches on center at panel edges supported by framing and 12 inches on center at other supports. A 6 inch on center spacing shall be used when supports are spaced 48 inches on center.

     4.3.2     Draftstopping

     When panels are used as draftstopping material, the minimum thickness of the panel shall be 3/8 inch.

     4.3.3     Roof Sheathing

     Allowable live loads for panels used for roof sheathing with long panel dimension across supports are given in Table 3. Panel-edge clips shall be used at unsupported edges, if required by Table 3.

     Allowable live loads for panels for roof sheathing applied with the long panel dimension parallel to supports are given in Table 4. Roof panels shall be fastened with 8d common nails spaced 6 inches on center at panel edges supported by framing and 12 inches on center at other supports. Fastener schedule applies when Douglas-fir or southern pine roof framing spaced up to 24 inches on center is used in one or two-story construction, when the basic wind speed is 70 mph maximum in areas using the 1993 BOCA National Building Code or 1994 Standard Building Code. Nails shall be spaced 6 inches on center at allsupports within 4 feet of ridges, eaves and gable ends and at panel edges supported byframing, and 12 inches on center at other supporrts, when the basic wind speed is greater than 70 mph and no greater than 100 mph in areas using hte 1994 Uniform Building Code, or the basic wind speed is greater than 80 mph, but not greater than 110 mph, in areas using hte 1993 BOCA National Building Code or the 1994 Standard Building Code.

     Staples used for attaching rated sheathing to framing shall be as approvbed for plywood of the same thickness.

     4.3.4     Diaphagm Construction

     When used in diaphragm construction, structural-use panels are assigned the values in Table 1. Diaphragm dimension ratios permitted in the code for plywood applyl to structural-use panels. The unblocked values shown also apply topanesl having tongue-and-groove joints along the longitudinal edges, except as noted below.

     One-and-one-eighth-inch (1 1/8) AAP structural-use panesl fastened with 8d ring- or screw-shank nails or 10d common nails are assigend the values for 10d common nails and 19/32-inch minimum nominal panel thickness in Table 1. Where blocked values are requierd for 1 3/32- or 1 1/8 inch tongue-and-groove panels, 1 inch by 3/8-inch crown by No. 16 gauge staples shall be driven through the tongue-and-groove edges 3/8 inch from the joint and driven so as to penetrate the tongue as illustrated in Figure 1. Staples shall be spaced at one half the boundary nail spacing for Cases 1 and 2, Table 1, and at one third the boundary nail spacing for Caseds 3 through 6, Table 1.

     4.3.5     Shear Walls

     When used in shear walls, APA Rated Sheathing is assigned the values in Table 2 except that the allowable shear for APA Rated Wall Bracing panesl applied directly to studs in accordance with the above nail schedule shall be 180 plf regardless of panel thickness. Diaphragm dimension ratios permitted in the code for plywood apply to structural-use panels.

     For purposes of determining seismic forces for design, the values of K and Rw, given in the applicable code for plywood shall apply to structural-use panels, for buildings not more than three stories in height with stud wall framing using siding, sheathing or Sturd-I-Floor panels for the shear walls and diaphragms for the lateral force system.

     4.4  SIDING

     4.4.1     General

     When siding is applied directly to studs, the studs shall be spaced no further apart than the span rating included in the grade mark on the panel. All veneer-faced siding panels with a span rating of 16 or 24 inches on center are permitted to be installed over studs spaced 24 inches on center when applied with face grain horizontal or over nailable sheathing. Other siding panels with a span rating of 16 or 24 inches on center are permitted to be applied over studes spaced 24 inches on center when applied over nailable sheathing. Nailable sheating shall be norminal 1-inch boards or structural-use panesl of thickensses permitted in the appicable code forplywood sheathing to which the siding is directly attached.

     Fasteners for attaching siding shall benonstaining box, siding or casing nails. For panels 1/2 inch thick or less, use 6d nails,and 8d for thicker panels. For 3/8-inch and thinner lap siding, use 6d nails and 8d for thicker lap siding.

     4.4.2     Panel Siding

     Panel siding is designed to be applied whtout building paper either direct to framing or over sheathing, provided all siding joints occur over framing and are protected with a continuous wood batt, approved caulking, flashing, vetical or horizontal shiplaps, or otherwise made waterproof. Where grooved siding is applied horizontally direct to framing, buidling paper shallb e installed behind the siding, in accordance with tehapplicable code. Siding shall be fastened directly to framing in accordance with plywood provision of the code. When siding 1/2 inch or less in thickness is installed over foam sheathing up to 1 inch in thickness, the siding shall be fastened with 8d galvanized box nails. Siding greater than 1/2 inch in thickness applied over foam sheathing shallbe fastened with 10d galvanized box nails. The foam sheathing shall conform to the code.

     Panel siding applied directly to studs, spaced in accordance with the span rating and fastened with 6d galvanized box nails or equivalent, spaced 6 inches on center at panel edges and 12 inches on center at intermediate studs, is an alternative to the plywood sheathing construction specified in the code for wall bracing.

     Shear values for all-veneer panel siding shall be as given in Table 2 for siding applied directly to studes, or over 1/2-or 5/8-inch gypsum sheathing. Thickness at poit of nailing at panel edges determines applicable values.

     All-veneer panel siding, identified as APA 303, applied over maximum 1-inch-thick foam sheathing, as described above, on studs spaced 16 or 24 inches on center, with 1/2-inch gypsum wallboard installed on the interior face, is an alternative to the plywood sheathing construction specified in the code for wall bracing.

     For use as roof sheathing with the underside exposed, the allowable spans for all-veneer siding identified as "303," shall conform to Table 5.

     4.4.3     Lap Siding

     Lap siding is applied either to framing or over nailable sheaething as defined above. When installed either directly to framing or over boards, building paper (weather-resistive barrier) is required to be installed over the framing in accordance with the applicable code. Vertical-end-joints shall be either caulked or otherwise installed in accordance with recommendations of the siding manufacturere. Siding joints, if staggered, are allowed to occur away from studs when nailable sheathing is used. When lap siding is installed over nailable sheathing, nails shall be spaced 8-inches on center along the bottom edge. If siding is wider than 12 inches, also nail siding to intermediate studs with nails spaced 8 inches on center.

5.0  IDENTIFICATION

     The Structural-Use Panesl shall be identified in accordance with the Nationall Evaluation Service report or individual model code evlauation service report that specifically evaluates the panels.

6.0  EVIDENCE SUBMITTED

     6.1 APA Research Report 135-C, titled "Test Methods and Performance Requirements for Floor and Roof Sheathings."

     6.2   Calculations of plywood section properites and allowable loads.

     6.3   APA Specification and Policy for Structural-Use Panel Sheathing.

     6.4 Performance Standards and Policies for Structural-Use Panels, APA PRP-108; February, 1994.

     6.5   Tests and calculations for racking-shear values.

     6.6   Calculations for rated siding used as roof sheathing.


     6.7   Calculations for wind resistance.

     6.8   APA Research Report 148--Structural Performance of Wood-Based Siding.

     6.9   APA Research Report 149--Dimensional Performance of Wood-Based
           Siding.

     6.10  APA Lap Siding Installation Guide, dated July, 1987.

     6.11 Calculations on the recommended roof snow loads for APA rated sheathing 54/32 and60/48 and Sturd-L-Floor 48 inches on center and 24 inches on center; sealed by John R. Tissell, P.E.

     6.12 APA Technical Note No. N375A titled "Design Capacities of the APA Performance-Rated Structural-Use Panels," dated September, 1991.

     6.13 APA Report No. T88-16, titled "Design Values for Structural Panel Products," prepared by Michael R. O'Halloran and Edward G. Elias, dated May, 1988.

     6.14 U. S. Department of Commerce Voluntary Product Standard PS 2-92, dated August, 1992.

     6.15 Calculations for fastener spacing on roof sheathing, dated December 29, 1993 prepared and stamped by William Baker, P.E.

7.0  CONDITIONS OF USE

     The National Evaluation Service Committee finds that the Standards for Structural-Use Panels described in this report are acceptable alternative materials to those specified in the 1993 BOCA National Building Code, the 1994 Standard Building Code, the 1994 Uniform Building Code, and the 1992 CABO One and Two Family Dwelling Code, subject to the following conditions:

     7.1 Structural-Use panel developed in accordance with the procedure described in this report shall be evaluated in a current National Evaluation Service report or individual raeport of a participating member.

     7.2 Span ratings and load capacities are based on untreated panels or plywood panels treated only with preservatives in accordance withAWPA Standards C9, C22 or C29. Structural performance characteristics of FRT panels are outside the scope of this report and require evaluation in accordance with the applicable code.

                                     TABLE 1
    ALLOWABLE SHEAR (POUNDS PER FOOT) FOR HORIZONTAL APA STRUCTURAL-USE PANEL DIAPHRAGMS WITH FRAMING OF DOUGLAS FIR-LARCH OR SOUTHERN PINE(1) FOR WIND OR
                               SEISMIC LOADING(5)

                                                                          BLOCKED DIAPHRAGMS                  UNBLOCKED DIAPHRAGMS
                                                            -----------------------------------------------------------------------
                                                            Nail Spacing (In.) At Diaphragm Boundaries (All
                                                             Cases) at Continuous Panel Edges Parallel to
                                                              Lead (Cases 3 and 4) and at all Panel Edges    Nails Space 6" Max. At
                                                                            (Cases 5 and 6)(1)                  Supported Edges(1)
                                                            -----------------------------------------------------------------------
                                                                 6           4         2-1/2         2        Case 1
                                                            ------------------------------------------------   (No
                                                                                                              Unblocked
                          MINIMUM      MINIMUM     MINIMUM                                                    Edges or    All Other
                            NAIL       NOMINAL     NOMINAL      Nail Spacing (in.) At Other Panel Edges      Continuous  Configura-
                         PENETRATION    PANEL      WIDTH OF                                                    Joints       tions
 PANEL         COMMON     IN FRAMING  THICKNESS    FRAMING  ------------------------------------------------  Parallel  (Cases 2,3,
 GRADE        NAIL SIZE    (inches)    (inch)      MEMBER        6           6           4           3       to Lead)    4,5 and 6)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     2          185         250         375         420         165         125
APA              6d        1-1/4        5/16         3          210         280         420         475         185         140
STRUCTURAL   ----------------------------------------------------------------------------------------------------------------------
RATED                                                2          270         360         530         600         240         180
SHEATHING,       8d       1- 1/2        3/8          3          300         400         600         675         265         200
EXP 1 OR     ----------------------------------------------------------------------------------------------------------------------
EXT                                                  2          320         425         640         730(1)      285         215
                10d        1-5/8       15/32         3          360         480         720         820         320         240
-----------------------------------------------------------------------------------------------------------------------------------
                                                     2          170         225         335         380         150         110
                                        5/16
APA RATED                                            3          190         250         380         430         170         125
SHEATHING        6d        1-1/4
STURD+FLOOR                                          2          185         250         375         420         165         125
EXP 1, EXP                               3/8         3          210         280         420         475         185         140
2 OR EXT     ----------------------------------------------------------------------------------------------------------------------
                                                     2          240         320         480         545         215         160
                                         3/8         3          270         360         540         610         240         180

                                                     2          255         340         505         575         230         170
                 8d       1- 1/2        7/16         3          285         380         570         645         255         190

                                                     2          270         360         530         600         240         180
                                       15/32         3          300         400         600         675         265         200
             ----------------------------------------------------------------------------------------------------------------------
                                                     2          290         385         575         655(1)      255         190
                                       15/32         3          325         430         650         735         290         215
                10d        1-5/8
                                                     2          320         425         640         730(1)      285         215
                                       19/32         3          380         480         720         820         320         240
-----------------------------------------------------------------------------------------------------------------------------------

(1) For framing of other species: (A) Find specific gravity for species of umber in the APA National Design Specification, (b) find shear value from table for nail size, and for Structural I panels (regardless of actual grade), (c) multiple value found in (b) by 0.82 for species with specific gravity of greater than or equal to 0.42 but less than 0.49, or multiple by
     0.65 for species with a specific gravity less than 0.42.
(2) Space nails 12 inches o.c. along intermediate framing members (6-inches o.c. when supports are spaced 48 inches o.c.)
(3) Framing at panel edges shall be 3-inch nominal or wider and nails shall be staggered where nails are spaced 2 inches o.c. or 2- 1/2 inches o.c. and where 10d nails having penetration into framing of more than 1-5/8 inches are spaced 3 inches o.c.

     Exception: Unless otherwise required, 2-inch nominal framing is permitted to be used where full nailing surface width is available and nails are staggered.
(4)  Use minimum 8d common nails for roof sheathing.
(5) Shear panels shall be not less than 4 feet by 8 feet, except at boundaries and changes in framing. Wood structural panels less than 12 inches wide shall be blocked.


[CASE 1 - 6 CHARTS]

NOTE: Framing is permitted to be located in either direction for blocked diaphragms.

                                     TABLE 2
   ALLOWABLE SHEAR (POUNDS PER FOOT) FOR APA STRUCTURAL-USE PANEL SHEAR WALLS
     WITH FRAMING OF DOUGLAS FIR, LARCH OR SOUTHERN PINE FOR WIND OR SEISMIC
                                LOADING(1,2,5,7)

                                                                                            PANELS APPLIED OVER  1/2" OR 5/8"
                                          PANELS APPLIED DIRECT TO FRAMING                           GYPSUM SHEATHING
                                 -------------------------------------------------------------------------------------------------
                        MINIMUM
              MINIMUM    NAIL
              NOMINAL  PENETRA-   Nail Size            Nail Spacing (in.)            Nail Size         Nail Spacing at Panel
               PANEL    TION IN  (Common or            At Other Panel Edges         (Common or              Edges (In.)
PANEL        THICKNESS  FRAMING  Galvanized    -----------------------------------  Galvanized  ----------------------------------
GRADE         (inch)   (inches)     Box)        6         4         3         2(1)     Box)       6         4         3         2
----------------------------------------------------------------------------------------------------------------------------------
APA             5/16     1-1/4        8d       200        30       390       510        8d       200       300       390       510
STRUCTURAL       3/8                           230(1)    360(1)    460(1)    610(11)   10D       280       430       550(1)    730
RATED           7/16     1-1/2        8d       255(1)    395(1)    505(1)    670(1)
SHEATHING,     15/32                           280       430       550       730
EXP 1 OR EXT   15/32     1-5/8       10d       340       510       655(1)    870         -         -         -         -         -
----------------------------------------------------------------------------------------------------------------------------------
APA RATED       5/16     1-1/4        6d       180       270(2)    350       450        8d       180       270       350       450
SHEATHING        3/8                           200       300       390       510                 200       300       390       510
EXP 1, EXP 2     3/8                           220(1)    320(1)    410(1)    530(1)
OR EXT APA      7/16     1-1/2        8d       240(1)    350(1)    450(1)    585       10d       260       380       490(1)    640
RATED          15/32                           240       350(1)    450(1)    585(1)
SIDING EXT(4)  15/32     1-5/8       10d       310       480       600(1)    770         -         -         -         -         -
               19/32                           340       510       655(1)    870
----------------------------------------------------------------------------------------------------------------------------------
                                   Nail Size                                        Nail Size
                                  (Galvanized                                      (Galvanized
                                    Casing)                                          Casing)
----------------------------------------------------------------------------------------------------------------------------------
APA RATED       5/16     1-1/4        6d       140       210       275       360        8d       140       210       275       360
SIDING EXT       3/8     1-1/2        8d       160       240       310       410       10d       160       240       310       410
----------------------------------------------------------------------------------------------------------------------------------

For framing of other species: (A) Find specific gravity for species of umber in the APA National Design Specification, (b) find shear value from table for nail size, and for Structural I panels (regardless of actual grade), (c) multiple value found in (b) by 0.82 for species with specific gravity of greater than or equal to 0.42 but less than 0.49, or multiple by 0.65 for species with a specific gravity less than 0.42.
All panel edges backed with 2-inch nominal or wider framing. Install panels either horizontally or vertically. Space nails 6 inches o.c. along intermediate framing members for 3/8-inch and 7/16-inch panels installed on studs spaced 24 inches o.c. For other conditions and panel thicknesses, space nails 12 inches o.c. on intermediate supports.
Framing at panel edges shall be 3-inch nominal or wider and nails shall be staggered where nails are spaced 2 inches o.c. or 2- 1/2 inches o.c. and where 10d nails having penetration into framing of more than 1-5/8 inches are spaced 3 inches o.c.

Exception: Unless otherwise required, 2-inch nominal framing is permitted to be used where full nailing surface width is available and nails are staggered.

Shears are permitted to be increased to values shown for 15/32-inch sheathing with same nailing, provided (1) studs are spaced a maximum of 16 inches o.c. or
(2) if panels are applied with long dimension across studs.
The values are for short-time loads due to wind or earthquake and must be reduced by 25 percent for normal loading.
All-veneer panel.
Shear panels shall be not less than 4 feet by 8 feet, except at boundaries and changes in framing. Wood structural panels less than 12 inches wide shall be blocked.

                                     TABLE 3
ALLOWABLE UNIFORM ROOF LIVE LOADS FOR APA RATED SHEATHING AND APA RATED STURD-I-FLOOR WITH LONG DIMENSION PERPENDICULAR TO SUPPORTS(1,2)

----------------------------------------------------------------------------------------------------------------------------------
APA RATED SHEATHING APA RATED SHEATHING/CEILING DECK                                    ROOF                               FLOOR
----------------------------------------------------------------------------------------------------------------------------------
   SPAN
  RATING      PANEL THICKNESS       MAXIMUM SPAN (INCHES)                    ALLOWABLE LIVE LOADS (PSI)
-------------------------------------------------------------------------------------------------------------------------
                                        With     Without            Spacing of Supports Center-to-Center (inches)          MAXIMUM
Roof/Floor                              Edge      Edge     --------------------------------------------------------------   SPAN
   Span           (Inch)              Suport(1) Suport(1)  12     16      20      24     32      40     48      54    60  (inches)
----------------------------------------------------------------------------------------------------------------------------------
   12/0              5/16                12        12      30                                                                0
   16/0            5/16, 3/8             16        16      70      30                                                        0
   20/0            5/16, 3/8             20        20     120      50      30                                                0
   24/0         3/8, 7/16, 1/2           24        20     190     100      60      30                                      20/0
   24/16           7/16, 1/2             24        24     190     100      65      40                                       16
   32/16        15/32, 1/2, 5/8          32        28     325     180     120      70     30                                16
   40/20  9/16, 19/32, 5/8, 3/4, 7/8     40        32       -     305     205     130     60      30                        20
   48/24        23/32, 3/4, 7/8          48        36       -       -     280     175     95      45     35                 24
   54/32            7/8, 1               54        40       -       -       -     245    130      75     50     35          32
   60/32            7/8, 1               60        40       -       -       -     305    165     100     70     50    35    32
   60/48        7/8, 1, 1-1/18           60        48       -       -       -     305    165     100     70     50    35    48
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
APA RATED STURD-I-FLOOR                                                              ROOF                                  FLOOR
----------------------------------------------------------------------------------------------------------------------------------
                                     MAXIMUM SPAN (inches)                     ALLOWABLE LIVE LOADS (psi)
                                  --------------------------------------------------------------------------------------
                                        With     Without                                                                  MAXIMUM
 SPAN           PANEL THICKNESS         Edge      Edge              Spacing of Supports Center-to-Center (inches)          SPAN
RATING              (inch)             Support   Support                                                                 (inches)
                                                          12      16      20      24     32      40      48     54    60
----------------------------------------------------------------------------------------------------------------------------------
16 o.c.        19/32, 5/8, 21/32         24        24     185     100      65      40                                       16
20 o.c.         19/32, 5/8, 3/4          32        32     270     150     100      60     30                                20
24 o.c.        11/16, 23/32, 3/4         48        36             240     160     100     50      30     25                 24
32 o.c.             7/8, 1               48        40       -       -     295     185    100      60     40                 32
48 o.c.          1-3/32, 1-1/8           60        48       -                     290    160     100     65     50    40    48
----------------------------------------------------------------------------------------------------------------------------------

(1) The allowable live loads were determined using a dead load of 10 psi. If the dead load exceeds 10 psi then the live load shall be reduced accordingly.
(2)  Applies to panels 24 inches or wider.
(3) Tong-and-groove edges, panel edge clips (one midway between each support, except two equally spaced between supports 48 inches on center), lumber blocking, or other. Only lumber blocking will satisfy blocked diaphragm requirements of Table No. 1, except as noted in Section 3.2.3.
(4)  Twenty-four inches for  1/2-inch panels.
(5) Is permitted to be used over framing of 24 inches on center where 3/4-inch wood strip flooring is installed at right angles to joist.
(6) Is permitted to be used over framing spaced 24 inches on center for floors where 1- 1/2 inches of cellular or lightweight concrete is applied over the panels.
(7) Live load not to exceed 100 psi, dead load not to exceed 10 psi, except as noted.
(8)  Total load not to exceed 6 5psi.

                                     TABLE 4
    ALLOWABLE UNIFORM ROOF LIVE LOADS (PSF) FOR APA RATED SHEATHING WITH LONG
                        DIMENSION PARALLEL TO SUPPORTS(4)
 (NONVENEER, COMPOSITE AND 5-PLY/5-LAYER PLYWOOD PANELS UNLESS OTHERWISE NOTED)

--------------------------------------------------------------------------------
                                                           LOAD AT MAXIMUM SPAN
     Panel          Thickness          Span        Maximum ---------------------
     Grade            (in.)           Rating     Span (in.)   Live      Total
--------------------------------------------------------------------------------
APA STRUCTURAL I       7/16         24/8, 24/16      24        20        30
RATED SHEATHING        15/32           32/16         24        35        45
                        1/2            32/16         24        40        50
                    19/32, 5/8         40/20         24        70        80
                    23/32, 3/4         48/24         24        90       100
--------------------------------------------------------------------------------
APA RATED              7/16         24/0, 24/16      16        40        50
SHEATHING              15/32           32/16         24        20        25
                        1/2         24/0, 32/16      24        25        30
                       19/32           40/20         24        40        50
                        5/8        32/16, 40/20      24        45        55
                    21/32, 3/4     40/20, 46/24      24        60        65
--------------------------------------------------------------------------------

             1For 4-ply plywood marked PS 1, reduce load by 15 psi.
                2Composite panels must be 19/32 inch or thicker.
             3For composite and 4-ply panels, reduce load by 15 psf.
   4Edges shall be blocked with lumber or other approved type of edge support.


                                     TABLE 5
   ALLOWABLE SPANS FOR APA RATED 303 PLYWOOD SIDING USED AS ROOF SHEATHING(1)


        Minimum Nominal
      Thickness (Inches)        Species Group No.      Maximum Span (inches)
             15/32                      1                       24
             15/23                   2, 3, 4                    16
             19/32                      1                       32
             19/32                   2, 3, 4                    24
             23/32                 1, 2, 3, 4                   32
             1-1/8                 1, 2, 3, 4                   48

(1) Plywood continuous over two or more spans, long dimension across supports. Uniform load deflection limit is 1/240 of the span under live load. Live load capacity at maximum span for all listed construction is 30 psi.



                                    [DRAWING]


THIS DRAWING IS FOR ILLUSTRATION PURPOSES ONLY. IT IS NOT INTENDED FOR USE AS A CONSTRUCTION DOCUMENT FOR THE PURPOSE OF FABRICATION OR ERECTION.